Exhibit 99.4
AUDIT COMMITTEE CHARTER
of the Audit Committee
of Biostem U.S. Corporation

This Audit Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Biostem U.S. Corporation  (the “Company”) on May 11, 2010.

Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board and to report the results of its activities to the Board.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws.  The powers and responsibilities delegated by the Board to the Committee in this Charter, or otherwise, shall be exercised and carried out by the Committee as it deems appropriate without any requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion.  While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board.  To the fullest extent permitted by law and consistent with this Charter, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight.  Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures.  The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements (when requested to do so by the management of the Company).  It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations.  Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor, if any (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, current auditing literature discusses the objectives of a “review,” including a particular set of required procedures to be undertaken by independent auditors.  The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

Membership
Composition

The Committee shall be comprised of two or more members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of one member until the earlier of the Company’s next stockholders meeting convened for the election of directors or one year from the occurrence of the vacancy.

If applicable, the members of the Committee must meet the independence and financial expertise requirements set forth by listing requirements for the Company’s shares or the provisions of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next stockholders meeting convened for the election of directors or one year from the occurrence of the event that caused the member to cease to be independent.

Financial Expertise – Each member of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting.

However, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an “audit committee financial expert.”

Appointment and Removal of members

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee.  Any member may be replaced by the Board upon their discretion on the recommendation of the Nominating and Corporate Governance Committee.  Committee members may be removed from the Committee, with or without cause, by the Board.  Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings.  The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet as often as it determines, but not less frequently than once during each fiscal quarter.  The Committee shall meet separately, periodically, with management, with the internal auditor, if any, and with the independent auditor.

Except as provided below, all non-management members of the Board that are not members of the Committee may attend meetings of the Committee, but may not vote.  The Committee may, in its discretion, invite other directors of the Company, members of the Company’s management, representatives of the independent auditor, the internal auditor, if any, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be desirable and appropriate to attend and observe meetings of the Committee.   Such persons shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.  The Committee may exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate.  The Committee also may utilize the services of the Company’s regular legal counsel or other advisors to the Company.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

Committee Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight.  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services.  Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement.  Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management.  The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting.  If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor.  Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor.  The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company.  In conducting its review:

a. The Committee shall obtain and review any report that may be prepared by the independent auditor describing the auditing firm’s internal quality-control procedures or any material issues raised by the most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm and any steps taken to deal with such issues, or similar matters.

b. The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.  The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor.  If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

c. The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

d. The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

1. Meetings with Management, the Independent Auditor and the Internal Auditor.

a. The Committee shall meet with management, the independent auditor and the internal auditor, if any, in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

b. The Committee shall review and discuss with management and the independent auditor:  (i) accounting principles and financial statement presentations, including any changes in the Company’s selection or application of accounting principles, significant estimates and accruals, the reasonableness of significant judgments, and issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (iii) the effect of regulatory and accounting initiatives on the Company’s financial statements.

c. The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues and expenses.

d. The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2. Separate Meetings with the Independent Auditor.

a. The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including special audit risks, materiality and any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters.  Among the items that the Committee should consider reviewing with the independent auditor are:  (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.  The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

b. The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding:  (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, including but not limited to any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

c. The Committee shall discuss with the independent auditor all matters required to be discussed by the applicable auditing standards then in effect.

3. Recommendation to Include Financial Statements in Annual Report. If applicable, the Committee shall, based on the review and discussions in paragraphs 1(d) and 2 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(b) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

1. Meetings with Management, the Independent Auditor and the Internal Auditor.  The Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor, if any, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the following:

1. The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP financial information), as well as financial information and earnings guidance provided to analysts and rating agencies.  The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

2. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

3. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

4. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

5. The Committee shall request assurances from management, the independent auditor and the Company’s internal auditor, if any, that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated-party transactions.

6. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management.  The Committee shall discuss with management the Company’s significant risk exposures and the actions management has taken to limit, monitor or control such exposures.

7. The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

8. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements, if applicable.

9. The Committee shall prepare minutes of its meetings and provide such minutes to the Board.  In addition, the Committee, through its Chair, shall report periodically to, and review with, the Board any issues that the Committee determines are necessary or advisable to report to the Board, such as any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor and the performance of the Company’s internal audit function.

10. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

11. As it deems necessary, the Committee shall review the results of an annual independent audit of the Company’s employee benefit plans, if any, which may be, but need not be, conducted by the Company’s independent auditor. As it deems necessary, the Committee shall review with management and the Company’s tax advisors the status of tax returns, including open years and potential disputes, and it shall review with the independent auditors the adequacy of tax reserves included in the Company’s consolidated financial statements.

12. As it deems necessary, the Committee shall review compliance with all applicable SEC rules and regulations and the rules and regulations of FINRA.

13. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Complaints and Accounting Matters

The Committee shall establish procedures for the following:  (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.  Among other things, the Committee will cause the Company to implement, maintain and monitor an ethics helpline that is designed to receive anonymous reports of any known or suspected violations of the Company’s Code of Business Conduct and Ethics or any applicable laws and regulations.  The Committee will investigate any reports received through the ethics helpline and report to the Board periodically with respect to the information received through the ethics helpline and any related investigations.

[End of Audit Committee Charter]